SUPPLEMENT TO THE APRIL 30, 2015 PROSPECTUS
OF GROWTH AND GUARANTEED INCOME
ISSUED BY EMPIRE FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY® ("EFILI")

DATED OCTOBER 22, 2015

FMR Co., Inc. serves as investment adviser for the funds that had been managed by Strategic Advisers, Inc. All references to Strategic Advisers, Inc. in the prospectus are replaced with FMR Co., Inc.

EGMWB-15-01  October 22, 2015
1.9867541.100